UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2026

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400		04609-0400
82 Main Street		(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Bar Harbor Bankshares (the “Company”) held its 2026 Annual Meeting of Shareholders on May 7, 2026 (the “Annual Meeting”). The board of directors of the Company (the “Board”) solicited proxies pursuant to a definitive proxy statement (the “Proxy Statement”), that the Company filed on March 19, 2026 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. There was no solicitation in opposition to the Board’s solicitation.

At the Annual Meeting, holders of Company common stock, par value $2.00 per share (“common stock”), were asked to consider and vote upon the three proposals set forth below, which are described in more detail in the Proxy Statement. Each share of common stock was entitled to one vote with respect to each proposal. Holders of a total of 13,903,941 shares of common stock were present in person or by proxy at the Annual Meeting, representing 83% of the voting power entitled to vote at the Annual Meeting. The voting results reported below are final.

The proposals considered and voted on by the shareholders at the Annual Meeting, and the votes of the shareholders on those proposals, were as follows:

Proposal 1.	Shareholders voted as follows with respect to the election of each of the following director nominees:

Nominee	For	Withhold	Broker Non-Votes
Daina H. Belair	11,695,113	174,012	2,034,816
Matthew L. Caras	11,709,487	159,638	2,034,816
David M. Colter	11,755,461	113,664	2,034,816
Lauri E. Fernald	11,463,436	405,689	2,034,816
James E. Graham	11,743,590	125,535	2,034,816
Heather D. Jones	11,796,249	72,876	2,034,816
Debra B. Miller	11,779,218	89,907	2,034,816
Brian D. Shaw	11,798,585	70,540	2,034,816
Curtis C. Simard	11,739,410	129,715	2,034,816
Scott G. Toothaker	11,710,822	158,303	2,034,816

As a result of these votes, each of the 10 nominees was elected to serve as a director until the Company’s 2027 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal from office.

Proposal 2.    Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers in 2025, as disclosed in the Proxy Statement, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of the Compensation of our Named Executive Officers	11,555,813	170,026	143,286	2,034,816

Proposal 3.    Shareholders ratified the appointment of Crowe LLP as independent auditor for the fiscal year ending December 31, 2026, by the following vote:

	For	Against	Abstain
Ratification of Appointment of Crowe LLP	13,784,100	87,956	31,885

There were no broker non-votes with respect to Proposal 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bar Harbor Bankshares

May 7, 2026	By:	/s/ Josephine Iannelli
Josephine Iannelli
Executive Vice President and Chief Financial Officer